UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 4, 2025 (April 3, 2025)

ENTERPRISE BANCORP, INC.
(Exact name of registrant as specified in charter)

Massachusetts	001-33912	04-3308902
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

222 Merrimack Street
Lowell,	Massachusetts	01852
(Address of principal executive offices)		(Zip Code)

(978)459-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EBTC	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

A special meeting of shareholders (the “Special Meeting”) of Enterprise Bancorp, Inc. (the “Company”) was held virtually on April 3, 2025.

At the Special Meeting, holders of the Company’s shares of common stock were asked to consider (i) a proposal to approve the Agreement and Plan of Merger dated as of December 8, 2024 (“the merger agreement”), by and among Independent Bank Corp. (“Independent”), Rockland Trust Company, the Company, and Enterprise Bank and Trust Company, and to approve the transactions contemplated by the merger agreement, including the merger of the Company with and into Independent (“Enterprise merger proposal”), and (ii) a proposal to approve the non-binding advisory vote for compensation payable to the Company’s named executive officers in connection with the transactions contemplated by the merger agreement (the “Enterprise compensation proposal”).

Each of the two proposals considered and voted on at the Special Meeting was approved by the requisite vote of the Company’s shareholders. Because the Enterprise merger proposal was approved, a proposal to authorize the Enterprise board of directors to adjourn or postpone the Special Meeting to permit further solicitation if there were insufficient votes at the time of the Special Meeting to approve the Enterprise merger proposal was not needed and, therefore, no vote was taken on that proposal at the Special Meeting. For more information on each of the proposals, see the Company’s definitive proxy statement for the Special Meeting, which was filed with the U.S. Securities and Exchange Commission on February 19, 2025.

There were 12,458,176 shares of the Company’s common stock outstanding on the record date and entitled to vote at the Special Meeting and 9,536,814 shares were represented virtually or by proxy, which constituted a quorum to conduct business at the Special Meeting.

Votes were cast by the Company’s shareholders at the Special Meeting as follows:

1. To approve the Enterprise merger proposal.

For	Against	Abstain	Broker Non-votes
9,041,293	388,348	107,173	—

2. To approve the Enterprise compensation proposal

For	Against	Abstain	Broker Non-votes
7,576,605	1,793,694	166,514	—

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: April 4, 2025	By:	/s/ Joseph R. Lussier
Joseph R. Lussier
Executive Vice President, Treasurer and Chief Financial Officer